SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           CIRCLE GROUP INTERNET INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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    previously.  Identify the previous filing by registration statement number,
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



                           CIRCLE GROUP INTERNET INC.
                                1011 Campus Drive
                            Mundelein, Illinois 60060

                    Notice of Annual Meeting of Shareholders
                         To be held on December 20, 2002

To the Shareholders of Circle Group Internet Inc.:

                  You are cordially invited to attend the Annual Meeting of Shareholders of Circle Group Internet Inc. (the "Company"), to be held at 8:00 a.m., Central Standard Time, on December 20, 2002, at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois for the following purposes:

                  1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change its name to "Circle Group Holdings Inc." and to authorize a class of blank check preferred stock as part of the Company's plan to refocus its business operations.

                  2. To elect a Board of Directors to serve for the ensuing year and until their successors are elected and qualify.

                  3. To consider and vote upon the 2002 Stock Incentive Plan.

                  4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

                  Only holders of the Company's common stock at the close of business on November 18, 2002 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

                  Your vote is important. Even if you plan to attend the Annual Meeting, you are urged to complete, sign and return the enclosed proxy card in the enclosed postage-paid envelope in order to be certain your shares are represented at the meeting. If you decide to attend the meeting and wish to vote in person, you may revoke your proxy by written notice at that time.



                                              By Order of the Board of Directors
                                              Dana L. Dabney
                                              Secretary

Mundlein, Illinois
___________, 2002

                           CIRCLE GROUP INTERNET INC.
                                1011 Campus Drive
                            Mundelein, Illinois 60060

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                December 20, 2002

                  The Board of Directors of Circle Group Internet Inc., an Illinois corporation (the "Company" or "Circle Group"), is soliciting the enclosed proxy for use at the 2002 Annual Meeting of the Shareholders of the Company to be held at 8:00 a.m., Central Standard Time, on December 20, 2002 and at any meetings held upon adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois.

                  If the enclosed form of proxy is properly executed and returned, the shares represented will be voted in accordance with the instructions specified by the shareholder. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting, those shares will be voted (i) FOR the Charter Amendment Proposal described below under Proposal No. 1, (ii) FOR the nominees for director set forth below under Proposal No. 2 (with discretionary authority of the proxy holders to cumulate votes), (iii) FOR the 2002 Stock Incentive Plan Proposal described below under Proposal No. 3 and (iv) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting. Proxies may be revoked at any time prior to being voted by delivery of written notice to the Company's Secretary, by submission of a later dated proxy, or by revoking the proxy and voting in person at the Annual Meeting.

                  This proxy statement, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 and the enclosed form of proxy and being mailed or hand delivered to the Company's shareholders on or about __________________, 2002.

VOTING RIGHTS

                  Only shareholders of record at the close of business on November 18, 2002 (the "Record Date") will be entitled to notice of and to vote at the meeting. On that date there were outstanding 23,554,915 shares of the Company's class of common stock, par value $.00005 per share ("Common Stock"). No other voting securities were outstanding at the Record Date. Each share of Common Stock is entitled to one vote on all matters, except that cumulative voting rights currently are in effect for the election of directors. To conduct the business of the meeting, a quorum of shareholders must be present. This means the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote on the matters submitted to the shareholders must be represented in person or by proxy at the meeting. With respect to Proposal No. 1 (the "Charter Amendment Proposal"), the affirmative vote of two-thirds of the outstanding shares of Common Stock entitled to vote on the proposal is required to approve the proposal. With respect to Proposal No. 2 (the "Election of Directors Proposal"), each shareholder may cast as many votes as there are directors to be elected for each share of Common Stock held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The five candidates receiving the greatest number of votes cast will be elected as directors of the Company. Regarding Proposal No. 3 (the "2002 Stock Incentive Plan Proposal"), the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting on such proposal is required to approve the proposal. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting is required to approve any other proposals which may properly come before the Annual Meeting or any adjournments thereof. Abstentions will be counted for purposes of determining a quorum but will not be counted otherwise, and broker non-votes on specific matters will not be counted for any purpose. Broker non-votes occur as to any particular proposal when a broker returns a proxy but does not have authority to vote on such proposal.

                  The Company will bear the cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting. The Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses for such solicitations.

PROPOSAL NO. 1:  CHARTER AMENDMENT

                  The Board of Directors believes that in order to sustain the Company, the business of the Company must change to focus on two current core lines of business and one new business opportunity. The Company intends to continue to operate Consulting CGI and On-Line Bedding Corp., its wholly-owned subsidiaries, as it has in the past. It is the vision of the Board of Directors that the marketing and promotion of its wholly-owned subsidiary, Fiber-Gel Technologies, Inc. ("Fiber-Gel"), will become the primary focus of the Company going forward. Fiber-Gel owns the exclusive, worldwide licensee to Z-Trim, an all-natural, carbohydrate-based fat replacement developed by the Agricultural Research Service of the United States of Department of Agriculture. Z-Trim can be used to decrease fat and calories and increase insoluble fiber in foods. The target market for Z-Trim includes: dairy, bakery, cereal, confectionary, pasta and rice products, as well as snack foods, ground meats and nutritional beverages. In addition, the Company intends to leverage its contacts within the food industry to begin marketing efforts of Z-Trim immediately. As part of the transition to this new business model, the Company may seek to dispose of certain corporate assets that do not enhance the restructured operations, including, but not limited to, CGI Capital, Inc., its e-finance operating segment and registered broker-dealer, and Veridisc, its software development division.

                  In connection with the change in the business if the Company, at the Annual Meeting, shareholders will be asked to approve a proposal to amend the Company's Articles of Incorporation to (i) change the Company's name to "Circle Group Holdings Inc." and (ii) authorize the issuance of up to 10,000,000 shares of "blank check" preferred stock of the Company. A summary of the amendments follows and a copy of the Amendment to the Articles of Incorporation is attached hereto as Exhibit A.

CHANGE OF CORPORATE NAME

                  The Company's Board of Directors has approved a proposal to amend the Company's Articles of Incorporation to change the corporate name of the Company from "Circle Group Internet Inc." to "Circle Group Holdings Inc." The Board believes that the name "Circle Group Holdings Inc." is better suited to the structure and operations of the Company in the future.

AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK

                  The Company's Board of Directors has also approved a proposal to further amend the Company's Articles of Incorporation in order to authorize the creation of 10,000,000 shares of "blank check" preferred stock of the Company, par value $.01 per share (the "Preferred Stock"). The amendment to Company's Articles of Incorporation would vest in the Board of Directors the authority to designate one or more series of Preferred Stock by resolution. The provisions of the Articles of Incorporation authorizing preferred stock in this manner are often referred to as "blank check" provisions, as they give the Board of Directors the flexibility, at any time or from time to time, without further shareholder approval (except as may be required by applicable laws, regulatory authorities or the rules of any stock exchange on which the Company's securities are then listed), to create one or more series of Preferred Stock and to determine by resolution the designations, price, preferences, relative rights and limitations of each such series, including voting rights, of those shares without any further vote or action by the shareholders. The rights of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any Preferred Stock that may be issued in the future.

                  The Board of Directors believes that the creation of the Preferred Stock in the manner proposed will provide the Company with greater flexibility in meeting future capital requirements by creating series of Preferred Stock customized to meet the needs of particular transactions and then prevailing market conditions. Series of Preferred Stock would also be available for issuance from time to time for any other proper corporate purposes, including, without limitation, the implementation of joint ventures or acquisitions or issuance in public or private offerings as a means of raising working capital. The Board of Directors has no present plans or proposals to issue any shares of Preferred Stock.

REQUIRED VOTE

                  Under the Illinois Business Corporation Act and the Company's Articles of Incorporation, approval of the Charter Amendment Proposal requires the affirmative vote of two-thirds of the outstanding shares of Common Stock. All of the directors of the Company, who together directly own 14,525,100 shares of Common Stock (representing 61.66%), have informed the Company that they intend to cause all such shares to be voted for the approval of the Charter Amendment Proposal, thus virtually assuring its approval.

                  In the event that the Charter Amendment Proposal is approved by the shareholders, the corporate name change and the authorization of the Preferred Stock will become effective upon the filing of the Amended Articles of Incorporation with the Illinois Secretary of State.

PROPOSAL NO. 2:  ELECTION OF DIRECTORS

                  In accordance with the Company's Articles of Incorporation and its Bylaws, the Board of Directors by resolution has fixed the total number of directors at five. Gregory J. Halpern, Edward L. Halpern, Dana L. Dabney, Stanford J. Levin and Steven S. Salgan, M.D. have been designated by the Board of Directors as its nominees for election as directors at the Annual Meeting. Each director elected shall serve until the next Annual Meeting or until his or her successor has been elected and duly qualified. Since only five nominees are to be elected, proxies cannot be voted for more than five individuals.

                  Each shareholder may cast as many votes as there are directors to be elected for each share held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The five candidates receiving the greatest number of votes cast will be elected as directors of the Company. If any one or more of such nominees should for any reason become unavailable for election, the Board of Directors may provide for a lesser number of directors or designate a substitute nominee. In such event, shares represented by proxies may be voted for a substitute director.

BIOGRAPHICAL INFORMATION

                  The following sets forth brief biographical information for each director and executive officer of the Company. All officers of the Company hold office for their respective terms and until their successors have been elected and qualified.

Name                       Age           Position
----                       ---           --------
Gregory J. Halpern         44            President, Chief Executive Officer and
                                         Chairman of the Board of Directors

Arthur C. Tanner           37            Chief Financial Officer

Michael J. Theriault       50            Chief Operating Officer

Dana L. Dabney             52            Vice President of Sales and Marketing,
                                         Director and Secretary

Edward L. Halpern          72            Director

Steve H. Salgan, M.D.      50            Director

Stanford J. Levin          50            Director


                  GREGORY J. HALPERN. Mr. Halpern has served as the Company's Chairman of the Board and Chief Executive Officer since founding Circle Group in 1994. From May 1994 until March 1999, Mr. Halpern also served as Circle Group's President. Mr. Halpern has over 20 years of experience in computer programming and pioneering emerging technologies. In 1983, Mr. Halpern developed a computer-animated imaging application to stimulate the immune system for treatment of chronic illness and founded Health Imaging Corporation to distribute the application to the healthcare market. In 1984, he developed and patented a technique for using electronic stimulation to stop pain and founded Pain Prevention, Inc. to market the technology as an electronic anesthesia for the dental healthcare community. Gregory J. Halpern is the son of Edward L. Halpern.

                  ARTHUR C. TANNER. Mr. Tanner has served as our Chief Financial Officer since March 1999. From November 1998 until joining Circle Group in March 1999, Mr. Tanner was vice president and controller for UBM, Inc., a construction company with $50 million in annual revenues. From October 1997 until September 1998, Mr. Tanner was a financial consultant with Merrill Lynch, Pierce, Fenner & Smith Incorporated, and from February 1997 until September 1997, he was a tax principal with R. Yeager & Co., certified public accountants, where his responsibilities included public accounting, tax, and audit work. From October 1995 until December 1996, Mr. Tanner was an international tax planner for Silicon Graphics Computer Systems, where his responsibilities included the planning and execution of international tax strategies. Mr. Tanner received a B.A. from Walsh College in 1987 and a J.D. from The Ohio State University in 1995.

                  MICHAEL J. THERIAULT. Mr. Theriault has served as our Chief Operating Officer since June 1999. His professional experience includes progressive operations, programming, design, support, consulting, project management, and department management experience in manufacturing, insurance, medical, consulting, and mortgage banking industries on both mainframe and personal computer equipment. From September 1989 until June 1997, Mr. Theriault was employed by Recon Optical, Inc., for whom he served as Supervisor of Business Systems from June 1997 until May 1999, and Senior Systems and Programming Specialist and Senior Project Leader of Manufacturing from September 1989 until June 1997. Mr. Theriault received his BS in Computer Science and Business Management from Northeastern Illinois University in 1978 and an MBA from Lake Forest Graduate School of Management in 1987.

                  DANA L. DABNEY. Mr. Dabney has been a director since January 1997. He has served as the Company's Secretary and Vice President of Sales and Marketing since January 1997. From 1994 until December 1997, Mr. Dabney was employed by State Financial Bank in Richmond, Illinois, and from January 1998 until December 1998 he was employed by Mortgage Market Corporation in Illinois.

                  EDWARD L. HALPERN. Since March 1999, Mr. Halpern has been a director of the Company and was our Chief Operating Officer from January 1999 until March 1999. Mr. Halpern founded On-Line Bedding in 1981 and served as its president, chief executive officer and sole director until it was acquired by Circle Group in January 1999. Mr. Halpern has continued his duties with On-Line Bedding since Circle Group acquired it. Edward L. Halpern is the father of Gregory J. Halpern.

                  STEVE H. SALGAN, M.D. Dr. Salgan has been a director since March 2000. Since January 1998, Dr. Salgan has been president of Steven H. Salgan, M.D., Ltd., a practice specializing in primary care internal medicine and general/family medicine. He has been a member of the American Association of Professional Ringside Physicians since 1997 and a member of the Internal Medicine Subcommittee for Quality Assurance of Saint Margaret Mercy Hospital in Hammond, Indiana since 1996. Dr. Salgan received a B.S. in Psychology from DePaul University in 1976, and a M.D. from the Abraham Lincoln School of Medicine, University of Illinois in June 1982.

                  STANFORD J. LEVIN. Mr. Levin has been a director since March 2000. Since 1988, Mr. Levin has been the proprietor of Levin Enterprises, an auto brokerage company located in Indiana. From January 1986 until June 1988, Mr. Levin was a public school teacher. From May 1981 until May 1985, he was employed by Hohman Professional Corp., a real estate development and management company where his duties included commercial real estate management and overseeing renovations. From June 1975 until May 1981, he was employed by Yale Corporation of Hammond, a real estate management company, where his responsibilities included commercial real estate management. Mr. Levin received a B.S. in Education from Indiana University in 1975.

                  There are no arrangements with any director or officer regarding any election or appointment to any office of Circle Group. Other than the father-son relationship between Edward L. Halpern and Gregory J. Halpern described above, there is no family relationship between any director or executive officer of Circle Group.

REMUNERATION OF DIRECTORS AND OFFICERS.

                  The following table sets forth the aggregate remuneration of each of the three highest paid persons who are officers or directors as a group of Circle Group during the last fiscal year:

      NAME OF                 CAPACITIES IN WHICH                 AGGREGATE
    INDIVIDUAL             REMUNERATION WAS RECEIVED             REMUNERATION
    ----------             -------------------------             ------------
  Edward Halpern        Director, President, On-Line Bedding       $120,000
  Gregory J. Halpern    Chief Executive Officer and Chairman       $108,000
  Michael Theriault     Chief Operating Officer                     $86,400


                  The above table includes all cash remuneration and is presented on an accrual basis. Gregory J. Halpern had an employment agreement with Circle Group, which expired on January 31, 2002 as discussed below. Mr. Theriault has an employment agreement with Circle Group, which provides for an annual salary and bonus. Directors do not receive any compensation for their attendance at Board of Directors meetings. We are currently negotiating a new employment agreement with Mr. Gregory Halpern. We have entered into written employment agreements with certain executive officers currently employed with us, the terms of which are summarized below.

                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

                  As noted above, Gregory J. Halpern has an employment agreement with us dated January 1, 1999, as amended, which terminated on January 31, 2002. We are currently negotiating a new agreement with Mr. Halpern. The terms of his previous agreement are described below. In January 2001, Mr. Halpern's employment agreement was amended to provide for a revised compensation program which entitled Mr. Halpern to receive an annual base salary of $150,000 and he is eligible to receive an annual bonus of up to $50,000. His bonus is subject to his achievement of certain performance objectives. Mr. Halpern is also entitled to cash incentive awards, approved by the Board of Directors, based on a percentage of Circle Group's earnings as follows:

       2001 EARNINGS BEFORE                           EARNED INCENTIVE
        INTEREST AND TAXES                           (AS DEGREE/OF EBIT)
        ------------------                           -------------------
          Below $500,000                                       0
      $500,000 - 2,000,000                                   2.5%
           $2,000,000 +                                      5.0%


                  Mr. Halpern has agreed to a non-compete and non-disclosure provision which continues for a period of five years beyond the termination of his employment agreement. In the event that Mr. Halpern is terminated by us without cause or as a result of our breach of the employment agreement, he is not entitled to any severance payments. In the event Mr. Halpern is terminated, he is only entitled to receive his salary until the date of termination.

                  In connection with his employment and giving effect to a December 2000 two-for-one split of our Common Stock, in March 2000, Mr. Halpern was granted an option to acquire 400,000 shares of our Common Stock at an exercise price of $5.50 per share, which vested immediately and is exercisable for three years. Additionally, in connection with the amendment dated January 2001 to Mr. Halpern's employment agreement, Mr. Halpern is eligible to receive a number of options that would maintain his existing majority ownership, in accordance with the following EBIT milestones, none of which were achieved in fiscal 2001:

       EBIT               NUMBER OF            EBIT                 NUMBER OF
       ----                OPTIONS             ----                  OPTIONS
                           -------                                   -------
   Below $1 million               0
   $1 - 1.99 million        100,000      $11 - 11.9 million         1,100,000
   $2 - 2.99 million        200,000      $12 - 12.99 million        1,200,000
   $3 - 3.99 million        300,000      $13 - 13.99 million        1,300,000
   $4 - 4.99 million        400,000      $14 - 14.99 million        1,400,000
   $5 - 5.99 million        500,000      $15 - 15.99 million        1,500,000
   $6 - 6.99 million        600,000      $16 - 16.99 million        1,600,000
   $7 - 7.99 million        700,000      $17 - 17.99 million        1,700,000
   $8 - 8.99 million        800,000      $18 - 18.99 million        1,800,000
   $9 - 9.99 million        900,000      $19 - 19.99 million        1,900,000
   $10 - 10.99 million    1,100,000      $20 million and over       2,000,000


                  All of the options will be granted at fair market value at the time of grant, will vest immediately and will be exercisable for a period of five years. According to the Circle Group Internet Inc. 1999 Stock Option Plan, options awarded to employees expire upon the termination of employment except for termination due to death, disability or retirement. The compensation program is specifically designed for the year 2001. At the beginning of each year thereafter, the Board of Directors will review, and if necessary, revise the program as they deem appropriate. The Board of Directors did not make any revisions to the program at the beginning of 2002.

                  CHIEF FINANCIAL OFFICER

                  Arthur Tanner is the Chief Financial Officer of Circle Group. We have entered into an employment agreement dated as of March 1, 1999 with Mr. Tanner pursuant to which he is entitled to receive an annual base salary of $60,000 and he received a signing bonus of 20,000 shares of our Common Stock. Giving effect to a July 31, 1999 two-for-one split and a December 2000 two-for-one split of our Common Stock, Mr. Tanner was granted (i) on July 21, 1999, an option to acquire 40,000 shares of our Common Stock at an exercise price of $2.50 per share, which vested immediately and is exercisable for six years and (ii) on March 7, 2000, an option to acquire 340,000 shares of our Common Stock at an exercise price of $5.50 per share, which vested immediately and is exercisable for three years. The term of his employment is from March 1, 1999 through March 1, 2002. We are negotiating a new agreement with Mr. Tanner. In the event that Mr. Tanner is terminated by us, he is only entitled to receive his base salary until the date of termination of his employment. Mr. Tanner has agreed to a non-compete and non-disclosure provision which continues for a period of six months beyond the termination of his employment.

                  CHIEF OPERATING OFFICER

                  We entered into an employment agreement dated June 1, 1999 with Michael Theriault pursuant to which he joined us as Chief Operating Officer. Pursuant to the employment agreement, Mr. Theriault is entitled to receive an annual base salary of $68,000. In addition, Mr. Theriault received a signing bonus of 20,000 shares of our Common Stock. The term of his employment is June 1, 1999 through June 1, 2002. Giving effect to a July 31, 1999 two-for-one split and a December 2000 two-for-one split of our Common Stock, Mr. Theriault was granted (i) on July 21, 1999, an option to acquire 40,000 shares of our Common Stock at an exercise price of $2.50 per share, which vested immediately and is exercisable for six years and (ii) on March 7, 2000, an option to acquire 320,000 shares of our Common Stock at an exercise price of $5.50 per share, which vested immediately and is exercisable for three years. We are currently negotiating an extension of his contract.

                  In the event Mr. Theriault is terminated for cause he is only entitled to receive his salary until the date of termination. The employment agreement does not provide for any severance payments upon termination of Mr. Theriault's employment by Circle Group. Mr. Theriault has agreed to a non-compete and non-disclosure provision which continues for a period of six months beyond termination of his employment.

                  VICE PRESIDENT,  OF SALES AND MARKETING

                  We entered into an employment agreement with Dana L. Dabney dated January 2, 1999 pursuant to which Mr. Dabney became Vice President of Sales and Marketing. The term of his employment is January 2, 1999 through January 2, 2002. We are negotiating a new agreement with Mr. Dabney. Pursuant to the employment agreement, Mr. Dabney is entitled to receive an annual base salary of $60,000. Giving effect to a December 2000 two-for-one split of our Common Stock, on March 7, 2000, Mr. Dabney was granted an option to acquire 10,000 shares of our Common Stock at an exercise price of $5.00 per share, which vested immediately and is exercisable for three years.

                  In the event that Mr. Dabney's employment is terminated for any reason he is entitled to receive his base salary only until the date of termination. The employment agreement does not provide for any severance payments upon termination of Mr. Dabney's employment by Circle Group. Mr. Dabney has agreed to a non-compete and non-disclosure provision which continues for a period of five years beyond termination of his employment.

                  In addition, in connection with Mr. Dabney's employment with the Company and giving effect to a December 2000 two-for-one split of our Common Stock, Mr. Dabney's wife was granted (i) on March 7, 2000, an option to acquire 2,000 shares of our Common Stock at an exercise price of $5.00 per share, which vested immediately and is exercisable for three years and (ii) on September 16, 2000, an option to acquire 2,000 shares of our Common Stock at an exercise price of $5.00 per share, which vested immediately and is exercisable for three years.

                  SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

                  The following table sets forth certain information as of November 18, 2002 with respect to the record ownership of our Common Stock for
(i) each of the three highest paid persons who are officers or directors of the Company, (ii) all of the officers and directors as a group and (iii) each person who owns more than 10% of the outstanding Common Stock.


 Name and Address                          Amount of Shares         % of Class
 ----------------                          ----------------         ----------
 Gregory J. Halpern                          12,725,100                 54.02%
    1011 Campus Drive
    Mundelein, Illinois 60060
 Edward L. Halpern                              800,000                  3.39%
    1011 Campus Drive
    Mundelein, Illinois 60060
 Michael J. Theriault                            24,000                    0.1%
    1011 Campus Drive
    Mundelein, Illinois 60060
 All Directors and Officers as a Group       14,569,100                   61.85%
 (7 persons)

                  The following table sets forth information as to options, warrants and other rights to purchase Common Stock:


                                  Title and Amount of
                            Securities Called for by Options,
Name of Holder                     Warrants or Rights                      Exercise Price per share
--------------                     ------------------                      ------------------------
Gregory J. Halpern                        400,000                          400,000 at $5.50
Edward L. Halpern                               0                          ----
Michael J. Theriault                      360,000                          320,000 at $5.00 and 40,000 at $2.50
All Directors and Officers as a         1,154,000                          Range from $2.50 - $5.50
Group

INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

                  In January, 1999 Circle Group agreed to purchase all of the issued and outstanding capital stock of On-Line Bedding/f/k/a HOS-Pillow, Corp. from Edward Halpern and Diane Halpern in exchange for 800,000 shares of Common Stock. During 2000, On-Line Bedding had a note payable to the President of On-Line Bedding and director of Circle Group, Mr. Edward L. Halpern, in the amount of $57,429. The note was paid in full and an additional payment of $8,230 was made to Edward Halpern for interest related to the note during 2000.

                  On April 14, 1999, Circle Group drew down $300,000 from a line of credit to purchase a certificate of deposit to pledge as security for a personal line of credit of Gregory J. Halpern. The certificate of deposit paid interest at a 6.77% per annum rate and had a maturity date of March 7, 2003. On June 15, 2000, the certificate of deposit account was closed, and the amount of $300,000 and interest was transferred back to Circle Group's line of credit.

                  On May 1, 2000, Mr. Tanner, our Chief Financial Officer, executed a promissory note with Circle Group pursuant to which he borrowed $16,900 at an interest rate of 8.5% per annum. The balance at September 30, 2002 was $6,778.79. The loan is due and payable by Mr. Tanner on May 1, 2003.

                  On August 2, 2002, the Company borrowed $149,000 from Gregory
J. Halpern, the Chairman of the Board of Directors, and signed a demand promissory note in return. The note provided for interest to be paid monthly at the rate of 5% per annum. Through September 30, 2002, the Company accrued interest charges of $1,183 related to the note. As of September 30, 2002, the balance of the note and related accrued interest was $133,000 and $562, respectively.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

                  During the fiscal year ended December 31, 2001, the Board of Directors of the Company held 12 meetings. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors.

                  The Audit Committee is composed of two directors and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Exhibit B to this Proxy Statement. The Audit Committee has the authority and responsibility to oversee the work of the independent public accountants for the Company and to meet with such accountants from time to time to determine the adequacy of the Company's accounting systems and controls and audit procedures. One meeting of the Audit Committee was held during the last fiscal year. The Audit Committee currently consists of Steve H. Salgan, M.D. and Stanford J. Levin. The Audit Committee does not currently have a member with financial management expertise. Although the Board of Directors has been conducting a search for a person with financial management expertise to appoint as a member of the Audit Committee, it has been unable to locate a person with such expertise who is willing to serve on the Audit Committee.

                  There is no standing nominating committee or compensation committee of the Board of Directors, nor is there any committee of the Board of Directors performing similar functions.

AUDIT COMMITTEE REPORT

                  The Audit Committee has met and held discussions with management and the Company's independent auditors and has reviewed and discussed the Company's audited consolidated financial statements with management and the Company's independent auditors.

                  The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

                  The Company's independent auditors have also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company) and the Audit Committee has discussed with the Company's independent auditors that firm's independence.

                  Based upon the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                                Steve H. Salgan, M.D
                                                Stanford J. Levin


INDEPENDENT PUBLIC ACCOUNTANTS

                  The Audit Committee recommended and the Board of Directors selected the firm of McGladrey & Pullen, LLP as the Company's independent public accountants for fiscal year 2002. On November 6, 2002, pursuant to a recommendation of the Audit Committee, the Company dismissed McGladrey & Pullen, LLP as its independent public accountants. The reports of McGladrey & Pullen on the financial statements for the Company's fiscal years ended December 31, 2001 and 2000 expressed unqualified opinions on, and did not contain any adverse opinions or disclaimer of opinions regarding, those financial statements. During such fiscal years and the subsequent interim periods prior to November 6, 2002, there were no disagreements with the McGladrey & Pullen on any matter of accounting principles or practices, financial disclosure or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, would have caused McGladrey & Pullen to make reference to the subject matter of the disagreements in connection with McGladrey & Pullen's reports. The Audit Committee recommended and the Board of Directors has selected the firm of Spector & Wong, LLP to act as the Company's independent public accountants commencing November 6, 2002. The Company has authorized McGladrey & Pullen, LLP, its former accounting firm, to respond fully to the inquiries, if any, of Spector & Wong, LLP, its successor accounting firm.

                  McGladrey & Pullen, LLP and Spector & Wong, LLP will not have representatives present at the Annual Meeting.

                  AUDIT FEES

                  McGladrey & Pullen, LLP served as the Company's independent public accountants in 2001. For the fiscal year ending December 31, 2001, the Company was billed $77,751 by McGladrey & Pullen, LLP for professional services rendered for the audit of the financial statements included in the Company's Annual Report on Form 10-KSB and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB.

                  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

                  The Company did not engage McGladrey & Pullen, LLP to provide advice to the Company regarding financial information systems design and implementation during the 2001 fiscal year.

                  ALL OTHER FEES

                  Fees billed to the Company by McGladrey & Pullen, LLP during the Company's 2001 fiscal year for all other non-audit services rendered to the Company totaled $39,843. The types of non-audit services provided by McGladrey & Pullen included tax related services of $9,550 and registration and private placement related services of $30,293. The Audit Committee has considered the non-audit services rendered to the Company by McGladrey & Pullen and believe the rendering of those services was not incompatible with McGladrey & Pullen's maintenance of its independence.



PROPOSAL NO. 3.  APPROVAL OF THE 2002 STOCK INCENTIVE PLAN

PURPOSE

                  On April 25, 2002, the Board of Directors considered and adopted, subject to shareholder approval, the Circle Group Internet Inc. 2002 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to promote and advance the Company's interests and the interests of the Company's shareholders by enabling the Company to attract, retain, and reward employees, outside advisors, and directors of the Company and its subsidiaries. The Plan is intended to strengthen the common economic interests of the Company's shareholders and its employees, directors and other service providers, and to promote the Company's long-term growth and profitability.

                  The Board of Directors recommends that you approve the adoption of the Plan. A summary of certain terms and provisions of the Plan follows. This summary is subject to the detailed terms and provisions of the full text of the Plan, a copy of which is attached hereto as Exhibit C.

SHARES AVAILABLE UNDER THE PLAN

                  The number of shares of Common Stock that the Company may issue with respect to awards available for grant under the Plan will not exceed an aggregate of 15,000,000 shares of Common Stock. This number of shares was selected based on the Board of Director's estimation of the Company's needs under the Plan for the foreseeable future. The maximum number of shares of Common Stock subject to awards of any combination that may be granted under the Plan during any fiscal year to any one individual is limited to 1,000,000. These limits will be adjusted to reflect any stock dividends, split-ups, recapitalizations, mergers, consolidations, business combinations or exchanges of shares and the like. If any award, or portion of an award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any award (whether or not such surrendered shares were acquired pursuant to any award), the shares subject to such award and the surrendered shares will thereafter be available for further awards under the Plan. As of November 18, 2002, the fair market value of a share of Common Stock, determined by the average of the high bid and low asked prices on the such date as quoted on the OTC Bulletin Board, was $0.043.

ADMINISTRATION

                  The Plan will be administered by the Board of Directors or such committee or committees as the Board may appoint from time to time. The administrator has full power and authority to take all actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine who is eligible for awards, and when such awards will be granted; (ii) determine the types of awards to be granted; (iii) determine the number of shares covered by or used for reference purposes for each award; (iv) impose such terms, limitations, restrictions and conditions upon any award as the administrator deems appropriate; (v) modify, amend, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards (provided however, that, except as noted below, any modification that would materially adversely affect any outstanding award may not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an award, including, but not limited to, any restriction or condition on the vesting or exercisability of an award following termination of any grantee's employment or other relationship with the Company; and (vii) establish objectives and conditions, if any, for earning awards and determining whether awards will be paid after the end of a performance period.

                  In the event of a stock dividend of, or stock split or reverse stock split affecting the Common Stock, (i) the maximum number of shares of Common Stock that may be granted as awards under the Plan and the maximum number of shares of Common Stock that may be granted as awards during any one fiscal year to any individual, and (ii) the number of shares of Common Stock covered by and the exercise price and other terms of outstanding awards, will be adjusted to reflect such event unless the Board of Directors determines that no such adjustment will be made.

                  Except as provided above, in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a "change in control" of the Company (as defined in the Plan), the administrator, in its discretion and without the consent of the holders of the awards, may make (i) appropriate adjustments to the maximum number and kind of shares of Common Stock reserved for issuance or with respect to which awards may be granted under the Plan (in the aggregate and with respect to any individual during any one fiscal year of the Company), and (ii) any adjustments in outstanding awards, including but not limited to modifying the number, kind and price of securities subject to awards.

                  In the event of any transaction resulting in a "change in control" of the Company, outstanding stock options and stock appreciation rights under the Plan will terminate upon the effective time of the "change in control" unless provision is made for the continuation, assumption, or substitution of the awards by the surviving or successor entity. In the event of such termination, the holders of stock options and stock appreciation rights under the Plan will be permitted to exercise all portions of awards that are exercisable, for at least twenty (20) days prior to the effective time of the "change in control." Any such exercise of any portion of an award that becomes exercisable as a result of a "change in control" will be deemed to occur immediately prior to the effective time of such "change in control."

                  Without the consent of award holders, the administrator may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

PARTICIPATION

                  Participation in the Plan will be open to all of Company employees, officers, directors and other individuals providing bona fide services to the Company or any Company affiliates, as the administrator may select from time to time. As of November 18, 2002, two (2) non-employee directors, and approximately fifteen (15) employees and consultants would be eligible to participate in the Plan.

TYPE OF AWARDS

                  The Plan would allow for the grant of stock options, stock appreciation rights, stock awards, phantom stock awards and performance awards. The administrator may grant these awards separately or in tandem with other awards. The administrator will also determine the prices, expiration dates and other material conditions governing the exercise of the awards. The Company, or any of its affiliates, may make or guarantee loans to assist grantees in exercising awards and satisfying any withholding tax obligations arising from awards to the extent permitted under applicable law.

                  Stock Options: The Plan allows the administrator to grant either awards of incentive stock options, as that term is defined in section 422 of the Internal Revenue Code, or nonqualified stock options; provided, however, that only Company employees or employees of Company subsidiaries may receive incentive stock option awards. Options intended to qualify as incentive stock options must have an exercise price at least equal to fair market value of the Common Stock on the date of grant, but nonqualified stock options may be granted with an exercise price less than fair market value. The option holder may pay the exercise price in cash, by tendering shares of Common Stock, by a combination of cash and shares, or by any other means the administrator approves.

                  Stock Appreciation Rights: The Plan allows the administrator to grant awards of stock appreciation rights which entitle the holder to receive a payment in cash, in shares of Common Stock, or in a combination of both, having an aggregate value equal to the spread on the date of exercise between the fair market value of the underlying shares on that date and the base price of the shares specified in the grant agreement.

                  Stock and Phantom Stock Awards: The Plan allows the administrator to grant restricted or unrestricted stock awards, or awards denominated in stock-equivalent units to eligible participants with or without payment of consideration by the grantee. Stock awards and phantom stock awards may be paid in cash, in shares of Common Stock, or in a combination of both.

                  Performance Awards: The Plan allows the administrator to grant performance awards which become payable in cash, in shares of Common Stock, or in a combination of both, on account of attainment of one or more performance goals established by the administrator. The administrator may establish performance goals based on the operating income of the Company, or that of Company affiliates, or one or more other business criteria the administrator may select that applies to an individual or group of individuals, a business unit, or the Company or Company affiliate as a whole, over such performance period as the administrator may designate.

                  Other Stock-Based Awards: The Plan allows the administrator to grant stock-based awards which may be denominated in cash, Common Stock, or other securities, stock equivalent units, stock appreciation units, securities or debentures convertible into Common Stock, or any combination of the foregoing. These awards may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock, other securities and cash.

AWARDS UNDER THE PLAN

                  Because participation and the types of awards available for grant under the Plan are subject to the discretion of the administrator, the benefits or amounts that any participant or groups of participants may receive under the Plan are not currently determinable. To date, 2,130,000 awards have been granted under the Plan subject to approval of the Plan by the shareholders. If the Plan is not approved by the shareholders, these awards will become null and void.

AMENDMENT, MODIFICATION AND TERMINATION

                  The Board of Directors may terminate, amend or modify the Plan or any portion thereof at any time.

FEDERAL INCOME TAX CONSEQUENCES

                  The following is a general summary of the current federal income tax treatment of stock options, which would be authorized for grants under the Plan, based upon the current provisions of the Internal Revenue Code and regulations promulgated thereunder.

                  Incentive Stock Options: Incentive stock options under the Plan are intended to meet the requirements of section 422 of the Internal Revenue Code. An employee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise. The option exercise, however, may be subject to alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, however, the option holder will recognize ordinary income at the time of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the purchase price, or (ii) the excess of the amount realized over the adjusted tax basis of the shares. Any gain or loss recognized on such premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such premature disposition may apply if the option holder is also an officer, director, or 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the option holder.

                  Nonqualified Stock Options: A grantee does not recognize any taxable income at the time of grant of a nonqualified stock option. Upon exercise, the option holder recognizes taxable ordinary income generally equal to the excess of the fair market value of the shares at exercise over the purchase price. Any gain or loss recognized upon disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Any ordinary income recognized by the option holder due to option exercise is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the option holder.

                  Disallowance of Deductions: The Internal Revenue Code disallows deductions by publicly held corporations for compensation in excess of $1,000,000 paid to the Company's chief executive officer and its four other most highly compensated officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors, the material terms under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote, and the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid. Under this exception, the deduction limitation does not apply to compensation otherwise deductible on account of stock options and stock appreciation rights granted at fair market value under a plan that limits the number of shares that may be issued to any individual and which is approved by the Company's shareholders.

REQUIRED VOTE

                  Approval of the Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote thereon at the Annual Meeting. All of the directors of the Company, who together directly own 14,525,100 shares of Common Stock (representing 61.66%), have informed the Company that they intend to cause all such shares to be voted for the approval of the Plan, thus assuring its approval.

OTHER MATTERS

                  The Board of Directors knows of no matters other than those listed in the attached Notice of the Annual Meeting that are likely to be brought before the Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournment thereof, however, the persons named in the enclosed form of proxy will vote all proxies given to them in accordance with their best judgment of such matters.

CURRENT FINANCIAL INFORMATION

                  Financial information for the Company's most recent fiscal year-end is included in the accompanying Annual Report on Form-10KSB for the fiscal year ended December 31, 2001 and the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2002.

                  CIRCLE GROUP WILL PROVIDE WITHOUT CHARGE TO ANY PERSON RECEIVING THIS PROXY STATEMENT AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENT SCHEDULES, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. SUCH REQUEST MUST BE IN WRITING AND DIRECTED TO DANA L. DABNEY, THE COMPANY'S SECRETARY AT THE COMPANY'S PRINCIPAL OFFICE.

SHAREHOLDER PROPOSALS

                  Any proposal intended to be presented by a shareholder at the Company's 2003 Annual Meeting of Shareholders must be received in writing at the Company's principal executive offices by January 3, 2003 so that it may be considered by the Company for inclusion in the proxy statement and form of proxy or in the information statement relating to that meeting.



                                             By Order of the Board of Directors
                                             Dana L. Dabney
                                             Secretary

Mundlein, Illinois
___________, 2002

                           CIRCLE GROUP INTERNET INC.
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                December 20, 2002
                  Solicited on behalf of the Board of Directors

                  Revoking any such prior appointment, the undersigned hereby appoints Gregory J. Halpern and Dana L. Dabney, and each of them, as proxies with full power of substitution, to vote all shares of common stock which the undersigned has power to vote at the Annual Meeting of Shareholders of Circle Group Internet Inc. to be held at 8:00 am CST on December 20, 2002, and at any adjournment or postponement thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares.

                  This Proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL, IN FAVOR OF THE NOMINEES FOR THE ELECTION OF DIRECTORS (WITH DISCRETIONARY AUTHORITY OF THE PROXY HOLDERS TO CUMULATE VOTES) AND FOR THE APPROVAL OF THE 2002 STOCK INCENTIVE PLAN PROPOSAL. This Proxy will be voted, in the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

                    (Please vote and sign on the other side.)

--------
         Please mark your
   X     votes as in this
         example.
--------

    This proxy is solicited by the Board of Directors. The Board of Directors recommends a vote FOR the Directors nominated and Matters Nos. 1 and 3.

1.       Approval of Charter Amendment Proposal

           [ __ ]  For               [ __ ]  Against            [ __ ]  Abstain

2. Election of Directors.

           Nominees: Gregory J. Halpern, Edward L. Halpern, Dana L. Dabney, Stanford J. Levin and Steven S. Salgan, M.D.

           [ __ ] Vote for all (except as marked to the contrary below).

           [ __ ] Withhold authority to vote for all.

           (Instruction: To withhold authority to vote for any individual nominee, print that nominee's name on the line below.)

                  --------------------------------

3.       Approval of 2002 Stock Incentive Plan Proposal

           [ __ ]  For               [ __ ]  Against            [ __ ]  Abstain

4. In their discretion, the proxyholders are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

Please indicate whether you will attend the Annual Meeting of Shareholders on _________, 2002.

I |_| plan |_| do not plan to attend the Annual Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE _______________________________                 Date__________________

SIGNATURE _______________________________                 Date__________________

           Signature if held jointly

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.

                                                                       EXHIBIT A
                                                                       ---------


TEXT OF AMENDMENT:

         a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

                  Article I: The name of the corporation is:

                  CIRCLE GROUP HOLDINGS INC.
                  --------------------------
                       (NEW NAME)


         b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

                  Paragraph 4 of the Articles of Incorporation is amended in its entirety to read as follows:

                  Paragraph 4: Capital Stock

                           A. The total number of shares of all classes of stock
                  which the Corporation shall have the authority to issue is Fifty Million (50,000,000), consisting of Forty Million (40,000,000) shares of common stock, $0.00005 par value per share (the "Common Stock"), and Ten Million (10,000,000) shares of preferred stock, $0.01 par value per share (the "Preferred Stock").

                           B. The Board of Directors is authorized, subject to
                  limitations prescribed by law and the provisions of this Paragraph 4, to provide for the issuance from time to time of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Illinois, to establish from time to time the number of shares to be included in a series, and to fix the designation, powers, preferences and rights of the shares of such series, which may be different from the designations, powers, preferences and rights of shares of any other series, and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to such series shall include, but not be limited to, determination of the following:

                                    (i) The number of shares constituting such
                  series and the distinctive designation of such series;

                                    (ii) The dividend rate on the shares of such
                  series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of such series;

                                    (iii) Whether such series shall have voting
                  rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                                    (iv) Whether such series shall have
                  conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                                    (v) Whether or not the shares of such series
                  shall be redeemable, and, if so, the term and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                                    (vi) Whether such series shall have a
                  sinking fund for the redemption or purchase of shares of such series, and, if so, the terms and amount of such sinking fund;

                                    (vii) The rights of the shares of such
                  series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of such series; and

                                    (viii) Any other relative rights,
                  preferences and limitations of such series.

                                                                       EXHIBIT B
                                                                       ---------


                           CIRCLE GROUP INTERNET INC.

                             AUDIT COMMITTEE CHARTER


Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually. The committee shall be appointed by the board of directors and shall comprise at least two directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they do not accept any consulting, advisory, or other compensatory fee from the Company, if they are not an affiliated person of the Company or any subsidiary and if they have no relationship that, in the opinion of the board of directors, would interfere with the exercise of their independence from management of the Company.

In addition, all committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board of directors. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the audit committee, the independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and shall have the authority to retain outside counsel and other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board of directors and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the Company's independent auditors are responsible for auditing those financial statements. The audit committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the audit committee may supplement them as appropriate.

   o The audit committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board of directors and the audit committee, as representatives of the Company's shareholders.

   o The audit committee shall be directly responsible for the appointment, compensation, and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the audit committee.

         The audit committee shall pre-approve both audit and non-audit services of the independent auditors, except that the audit committee shall be prohibited from approving the following non-audit services:

               o Bookkeeping or other services related to the accounting records or financial statements
               o  Financial information systems design and implementation
               o  Appraisal  or  valuation   services,   fairness  opinion,   or
                  contribution-in-kind reports
               o  Actuarial services
               o  Internal audit outsourcing services
               o  Management functions or human resources work
               o Broker - dealer, investment adviser, or investment banking services
               o  Legal services and expert services unrelated to the audit
               o  Any other service that the board determines is impermissible.


              Any audit committee approval of non-audit services shall be disclosed in periodic reports as required to be filed by the Company by the rules and regulations promulgated by the Securities and Exchange Commission.

   o Delegation of Authority - The audit committee may delegate pre-approval authority to one or more of its members, in which event any such services approved by such delegated member must be presented to the full audit committee at its next regularly scheduled meeting.

o The audit committee shall discuss with the independent auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board Standard No.
   1. Without limiting the foregoing, the audit committee shall address with the independent auditors (i) the Company's critical accounting policies, (ii) alternative treatments of financial information within GAAP that the independent auditors have discussed with Company management, and the alternative preferred by the independent auditors and (iii) any material written communications between the independent auditors and Company management, such as a schedule of unadjusted differences.

o Annually, the audit committee shall review and recommend to the board of directors the selection of the Company's independent auditors.

o  The audit committee shall review and approve all related-party transactions.

o The audit committee shall establish procedures for the handling of complaints received by the Company regarding accounting controls, auditing matters, or accounting irregularities and for the confidential, anonymous submission by employees of complaints or concerns regarding such matters.

o The audit committee shall discuss with the Company's internal auditors and the Company's independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the audit committee shall review the design and effectiveness of the Company's internal controls and disclosure controls and procedures and in this connection, shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting, financial and disclosure controls, including the Company's system to monitor and manage business risk, and the Company's legal and ethical compliance programs. Further, the audit committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

o The audit committee shall review with the independent auditors and the internal auditor the coordination of audit efforts to promote a reduction of redundant efforts and the effective use of audit resources.

o The audit committee shall review the internal audit function of the Company including the independence and authority of its reporting obligations, and the proposed audit plans for the coming year.

o The audit committee may review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB. Also, the audit committee may also discuss the results of the quarterly review and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards. The chairman of the audit committee may represent the entire audit committee for the purposes of this review.

o The audit committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of the Form 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the audit committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.

The committee shall provide a report, to be included in the Company's proxy statement, as required by the rules and regulations of the NASD and SEC.

                                                                       EXHIBIT C
                                                                       ---------


                           CIRCLE GROUP INTERNET INC.
                              STOCK INCENTIVE PLAN

1.       ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

         CIRCLE GROUP INTERNET INC., an Illinois corporation (the "Company"), hereby establishes the CIRCLE GROUP INTERNET INC. 2002 STOCK INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best-available persons. This Plan is a continuation, and amendment and restatement, of the Circle Group Internet, Inc. 1999 Stock Option Plan (the "1999 Plan"), the provisions of which shall continue to control with respect to any options outstanding thereunder that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code to the extent necessary to preserve such status.

         The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2.       DEFINITIONS

         Under this Plan, except where the context otherwise indicates, the following definitions apply:

        (a) "Administrator" means the Board or committee(s) appointed by the Board that administers the Plan in accordance with Section 3 hereof.

        (b) "Affiliate" means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

        (c)       "Award"  means any stock  option,  stock  appreciation  right,
         stock  award,   phantom  stock  award,   performance  award,  or  other
         stock-based award.

        (d)       "Board" means the Board of Directors of the Company.

        (e) "Change in Control" means: (i) the acquisition (other than from the Company) in one or more transactions by any Person, as defined in this Section 2(e), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of (A) the then outstanding shares of the securities of the Company, or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Company Voting Stock"); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or (iii) the effective time of any merger, share exchange, consolidation, or other business combination of the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock; provided, however, that a Change in Control shall not include a public offering of capital stock of the Company. For purposes of this Section 2(e), a "Person" means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than: employee benefit plans sponsored or maintained by the Company and corporations controlled by the Company.

        (f) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

        (g) "Common Stock" means shares of common stock of the Company, par value of +($.00005) per share.

        (h) "Fair Market Value" means, with respect to a share of the Company's Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. However, if the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and listed for trading on a national exchange or market, "Fair Market Value" means, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator's discretion, quoted on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market; (ii) the last sale price on the relevant date quoted on the Nasdaq SmallCap Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator's discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date but the shares are so listed, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. For all purposes under this Plan, the term "relevant date" as used in this
         Section 2(h) means either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator's discretion.

(i) "Grant Agreement" means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

3.       ADMINISTRATION

        (a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the "Administrator").

        (b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

                  The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted;
         (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment or other relationship with the Company; (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period; and (viii) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

                  The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

        (c) Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

        (d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

        (e) Indemnification. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

        (f) Effect of Administrator's Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.       SHARES AVAILABLE FOR THE PLAN

         Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 15,000,000 shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

         Subject to adjustments as provided in Section 7(d) of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one individual under this Plan shall be limited to 1,000,000 shares; provided, however, that such maximum number shall be 1,000,000 shares with respect to any individual during the first fiscal year that the individual is employed with the Company or an Affiliate. Such per-individual limit shall not be adjusted to effect a restoration of shares of Common Stock with respect to which the related Award is terminated, surrendered or canceled.

5.       PARTICIPATION

         Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to or for the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

6.       AWARDS

         The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual's receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

        (a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonstatutory stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing "parent corporation" or "subsidiary corporation," as defined in Code sections 424(e) and (f), respectively, of the Company. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value as of the date of grant, but nonstatutory stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

        (b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SAR"). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

        (c) Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

        (d) Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units ("phantom stock") in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

        (e) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company's or an Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

        (f) Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

7.       MISCELLANEOUS

        (a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

        (b)       Loans.  The  Company or its  Affiliate  may make or  guarantee
         loans  to  grantees  to  assist  grantees  in  exercising   Awards  and
         satisfying any withholding tax obligations.

        (c) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

        (d)       Adjustments for Corporate Transactions and Other Events.

                  (i) Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock,
                            (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event unless the Board determines, at the time it approves such stock dividend, stock split or reverse stock split, that no such adjustment shall be made. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

                (ii) Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 7(d)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards.

                (iii) Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding stock options and SARs under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, (A) the outstanding stock options and SARs that will terminate upon the effective time of the Change in Control shall become fully vested immediately before the effective time of the Change in Control, and (B) the holders of stock options and SARs under the Plan will be permitted, for a period of at least twenty days prior to the effective time of the Change in Control, to exercise all portions of such Awards that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control; provided, however, that any such exercise of any portion of such an Award which becomes exercisable as a result of such Change in Control shall be deemed to occur immediately prior to the effective time of such Change in Control.

                (iv) Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        (e) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

        (f) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time.

        (g) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual's interests under the Plan.

        (h) Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under Federal, state or foreign laws.

                  The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or foreign securities laws.

        (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

        (j) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Illinois, without regard to its conflict of laws principles.

        (k) Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.



Date Approved by the Board: April 25, 2002
                           ---------------
Date Approved by the Stockholders:
                                   ---------------------------

                                   APPENDIX A
                                   ----------
                       PROVISIONS FOR CALIFORNIA RESIDENTS
                       -----------------------------------

With respect to Awards granted to California residents prior to a public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 and only to the extent required by applicable law, the following provisions shall apply notwithstanding anything in the Plan or a Grant Agreement to the contrary:

1. No such persons shall be entitled to receive Awards in the form of any stock appreciation rights or phantom stock.

2. With respect to any Award granted in the form of a stock option pursuant to Section 6(a) of the Plan:

        (a) The Award shall provide an exercise price which is not less than 85% of the Fair Market Value of the stock at the time the option is granted, except that the price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the issuing corporation or its parent or subsidiary corporations.

        (b) The exercise period shall be no more than 120 months from the date the option is granted.

        (c) The options shall be non-transferable other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e).

        (d) The Award recipient shall have the right to exercise at the rate of at least 20% per year over 5 years from the date the option is granted, subject to reasonable conditions such as continued employment. However, if an option is granted to officers, directors, or consultants of the Company or the issuer of the underlying security or any of its affiliates, the option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the issuer of the option or the issuer of the underlying security or any of its affiliates.

        (e) Unless employment is terminated for "cause" as defined by applicable law, the terms of the Plan or Grant Agreement or a contract of employment, the right to exercise the option in the event of termination of employment, to the extent that the Award recipient is otherwise entitled to exercise on the date employment terminates, will be as follows:

                (1)         At least 6 months  from the date of  termination  if
                  termination was caused by death or disability.

                (2)

                            At least 30 days  from  the date of  termination  if
                  termination was caused by other than death or disability.

3. The Company's shareholders must approve the Plan within 12 months before or after the date the Plan is adopted. Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within 12 months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained.

4. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Grant Agreement or Stock Restriction Agreement a right to repurchase shares held by an Award recipient following such Award recipient's termination at any time within 90 days after such Award recipient's termination date (or in the case of securities issued upon exercise of an option after the termination date, within 90 days after the date of such exercise) for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to vested shares, the Fair Market Value of such shares on the Award recipient's termination date; provided that such right to repurchase vested shares terminates when the Company's securities have become publicly traded; or
(B) with respect to unvested shares, the Award recipient's exercise price, provided, that to the extent the Award recipient is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company such right to repurchase unvested shares at the exercise price lapses at the rate of at least 20% per year over 5 years from the date of the grant of the option.

5. The Company will provide financial statements to each Award recipient annually during the period such individual has Awards outstanding, or as otherwise required under Section 260.146.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Award recipients when issuance is limited to key employees whose services in connection with the Company assure them access to equivalent information.

6. The Company will comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

7. The Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o), including without limitation any provision of this Plan that is more restrictive than would be permitted by Section 25102(o) as amended from time to time, shall, without further act or amendment by the Board, be reformed to comply with the provisions of Section 25102(o). If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

                                      A-2